SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 11, 2005

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                                OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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      MARSHALL ISLANDS              000-14135                    52-2098714
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


           ONE STATION PLACE, STAMFORD,                             06902
                   CONNECTICUT                                    (Zip Code)
     (Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On October 11, 2005, OMI issued a press release announcing that the Company has acquired 3,380,000 shares at an average price of $17.78 per share or $31,173,000 since its last announcement on September 12, 2005 of common stock under previously announced stock repurchase programs.

The press release is furnished herewith as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

99 Press release, dated October 11, 2005 containing a disclosure relating to shares recently repurchased under authorized programs previously announced.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



     Date: October 11, 2005                  By: /s/ Craig H. Stevenson, Jr.
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                                                 Craig H. Stevenson, Jr.
                                                 Chairman of the Board and
                                                 Chief Executive Officer



     Date: October 11, 2005                  By: /s/ Kathleen C. Haines
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                                                 Kathleen C. Haines
                                                 Senior Vice President,
                                                 Chief Financial Officer and
                                                 Treasurer

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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.

Exhibit No.    Description
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    99         Press release, dated October 11, 2005 containing a disclosure relating to shares repurchased under authorized programs previously announced.